UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Trust II
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Diversified Large Cap Growth Fund

A N N U A L R E P O R T

OCTOBER 31, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Diversified Large Cap Growth Fund

Annual Report • October 31, 2005

What’s Inside	Letter from the Chairman	1

	Manager Overview	4

	Fund at a Glance	7

	Fund Expenses	8

	Fund Performance	10

Fund Objective
The Fund seeks long-term capital
growth. Dividend income, if any,
is incidental to this goal. Under
normal market conditions, the
Fund invests at least 80% of its
net assets in the equity securities
of large cap issuers and related
investments. Companies that
have market capitalizations
similar to companies in the
Russell 1000 Index are
considered large cap issuers.

	Historical Performance	11

	Schedule of Investments	12

	Statement of Assets and Liabilities	17

	Statement of Operations	18

	Statements of Changes in Net Assets	19

	Financial Highlights	20

	Notes to Financial Statements	23

	Report of Independent Registered Public Accounting Firm	33

	Board Approval of Management Agreement	34

	Additional Information	41

	Additional Shareholder Information	47

	Important Tax Information	48

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

     During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

     Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.96% and 8.99%, respectively.

Smith Barney Diversified Large Cap Growth Fund      1

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment Manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager which became effective on December 19, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2      Smith Barney Diversified Large Cap Growth Fund

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Diversified Large Cap Growth Fund      3

Manager Overview

HARRY D. COHEN (left) Portfolio Manager SCOTT K. GLASSER (right) Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?
A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. The major roadblocks to progress were the same for much of the past year: the Federal Reserve Board (“Fed”)i continued to raise interest rates; oil and energy prices reached new record highs; and the effects of the hurricanes on the Gulf Coast. The price of oil skyrocketed throughout the year, from $43 per barrel at the start of 2005 to a high of just under $70 at the end of August, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela and weather-related supply interruptions. Several of these factors, especially higher energy prices, have weighed heavily on the consumer resulting in some reining-in of consumer spending. The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months, despite increasing short-term interest rates throughout the year and recent credit tightening from banks. The war in Iraq continued to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regard to their effect on long-term growth.

     While the market experienced some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market, in general, registered gains over the past twelve months. However, most of the gains occurred at the end of 2004 following the Presidential election. With the uncertainty from the election removed, the S&P 500 Indexii rallied over 7% from Election Day until the end of year. But in 2005, the equity market has stayed within a narrow range, with the S&P 500 Index ending the third quarter of 2005 virtually flat for the year. In general, market leadership over the period came from the mid-and small-cap stocks, as large-caps had positive returns but lagged their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Review
For the 12 months ended October 31, 2005, Class A shares of the Smith Barney Diversified Large Cap Growth Fund, excluding sales charges, returned 0.31%. These shares underperformed the Lipper Large-Cap Core Funds Category Average1 which increased 8.35%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexiii, returned 8.81% for the same period.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 877 funds in the Fund’s Lipper category and excluding sales charges.

4      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Q. What were the most significant factors affecting Fund performance?
A. A significant factor affecting the Fund’s performance was the change in its Portfolio Manager at the mid-point of the annual period. The Portfolio’s returns for the full 12-month period include performance achieved under the previous manager.

Fund Performance as of October 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Diversified Large Cap Growth Fund—Class A Shares	3.06%	0.31%

Russell 1000 Growth Index	7.59%	8.81%

Lipper Large-Cap Core Funds Category Average	5.69%	8.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.63% and Class C shares returned 2.66% over the six months ended October 31, 2005. Excluding sales charges, Class B shares returned -0.46% and Class C shares returned -0.37% over the twelve months ended October 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 912 funds for the six-month period and among the 877 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the leading contributors to performance?
A. In terms of individual stock holdings, the leading contributors to performance included positions in Walgreen Co. in consumer staples, Johnson & Johnson and Amgen Inc. in health care, EnCana Corp. in energy and Wendy’s International Inc. in consumer discretionary. At the close of the period, the Fund still held shares of all of these contributors except for Wendy’s.

Q. What were the leading detractors from performance?
A. In terms of individual stock holdings, the leading detractors from performance included positions in Pfizer Inc. and Biomet Inc. in health care, Ambac Financial Group Inc. in financials, Wal-Mart Stores Inc. in consumer staples and International Business Machines Corp. (IBM) in information technology. At the close of the period, the Fund had eliminated its positions in Biomet and Ambac, but still held shares of these other detractors.

Q. Were there any significant changes to the Fund during the reporting period?
A. At the mid-point of the 12-month reporting period, in April of 2005, Portfolio Managers Harry D. “Hersh” Cohen and Scott K. Glasser were named co-managers of the Fund. The new management team closed a significant portion of the Fund’s existing portfolio positions and established a number of new positions. At the close of the period, the

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      5

Fund was overweight financials, energy, materials, industrials and consumer staples, underweight information technology, health care and consumer discretionary, and did not have any holdings in either telecommunications services or utilities.

     Thank you for your investment in the Smith Barney Diversified Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Harry D. Cohen Portfolio Manager	Scott K. Glasser Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (4.4%), Exxon Mobil Corp. (4.3%), Microsoft Corp. (4.2%), Berkshire Hathaway Inc., Class A Shares (3.9%), 3M Co. (3.5%), Procter & Gamble Co. (2.5%), Johnson & Johnson (2.4%), Walgreen Co. (2.4%), Wal-Mart Stores, Inc. (2.1%) and United Technologies Corp. (1.9%) . Please refer to pages 12 through 16 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Industrials (17.9%), Information Technology (15.1%), Consumer Staples (13.9%), Financials (11.5%) and Consumer Discretionary (9.8%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. Investing in foreign securities is subject to certain risk not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

iii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      7

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	3.06%	$1,000.00	$1,030.60	1.05%	$5.37

Class B	2.63	1,000.00	1,026.30	1.80	9.19

Class C	2.66	1,000.00	1,026.60	1.80	9.19

((1)	For the six months ended October 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,019.91	1.05%	$5.35

Class B	5.00	1,000.00	1,016.13	1.80	9.15

Class C	5.00	1,000.00	1,016.13	1.80	9.15

(1)	For the six months ended October 31, 2005.

(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      9

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	0.31%	(0.46)%	(0.37)%

Five Years Ended 10/31/05	(7.26)	(7.96)	(7.94)

Ten Years Ended 10/31/05	5.15	N/A	N/A

Inception* through 10/31/05	8.19	(4.65)	(8.29)

	With Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	(4.70)%	(5.44)%	(1.37)%

Five Years Ended 10/31/05	(8.21)	(8.13)	(7.94)

Ten Years Ended 10/31/05	4.61	N/A	N/A

Inception* through 10/31/05	7.82	(4.65)	(8.29)

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (10/31/95 through 10/31/05)	65.16%

Class B (Inception* through 10/31/05)	(27.71)

Class C (Inception* through 10/31/05)	(35.74)

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers. In the absense of voluntary fee waivers, the total return would have been lower.

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred.

Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception dates for Class A, B and C shares are October 19, 1990, January 4, 1999 and September 22, 2000, respectively.

10      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Diversified
Large Cap Growth Fund vs. Russell 1000 Growth Index†
(October 1995 – October 2005)

†

Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      11

Schedule of Investments (October 31, 2005)

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 94.8%
CONSUMER DISCRETIONARY — 9.8%
Media — 5.2%
25,000	Gannett Co. Inc.	$1,566,500
30,000	Meredith Corp.	1,497,000
150,000	Time Warner Inc.	2,674,500
120,000	Walt Disney Co.	2,924,400

	Total Media	8,662,400

Multiline Retail — 1.4%
40,000	Target Corp.	2,227,600

Specialty Retail — 3.2%
40,000	Bed Bath & Beyond Inc.*	1,620,800
70,000	Home Depot Inc.	2,872,800
20,000	Tiffany & Co.	788,000

	Total Specialty Retail	5,281,600

	TOTAL CONSUMER DISCRETIONARY	16,171,600

CONSUMER STAPLES — 13.9%
Beverages — 1.9%
51,614	PepsiCo Inc.	3,049,355

Food & Staples Retailing — 5.6%
40,000	Costco Wholesale Corp.	1,934,400
73,189	Wal-Mart Stores Inc.	3,462,572
86,128	Walgreen Co.	3,912,795

	Total Food & Staples Retailing	9,309,767

Food Products — 2.8%
15,000	Dean Foods Co.*	542,250
24,000	General Mills Inc.	1,158,240
35,000	H.J. Heinz Co.	1,242,500
25,000	Wm. Wrigley Jr. Co.	1,737,500

	Total Food Products	4,680,490

Household Products — 3.6%
30,000	Kimberly-Clark Corp.	1,705,200
75,000	Procter & Gamble Co.	4,199,250

	Total Household Products	5,904,450

	TOTAL CONSUMER STAPLES	22,944,062

ENERGY — 9.7%
Energy Equipment & Services — 1.8%
25,000	ENSCO International Inc.	1,139,750
20,000	Schlumberger Ltd.	1,815,400

	Total Energy Equipment & Services	2,955,150

See Notes to Financial Statements.

12      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.9%
30,000	BP PLC, Sponsored ADR	$1,992,000
25,000	Cimarex Energy Co.*	981,500
55,000	EnCana Corp.	2,522,300
125,000	Exxon Mobil Corp.	7,017,500
10,000	Suncor Energy Inc.	536,300

	Total Oil, Gas & Consumable Fuels	13,049,600

	TOTAL ENERGY	16,004,750

EXCHANGE TRADED FUNDS — 2.8%
20,000	SPDR Trust Series 1	2,402,600
50,000	streetTRACKS Gold Trust*	2,320,000

	TOTAL EXCHANGE TRADED FUNDS	4,722,600

FINANCIALS — 11.5%
Capital Markets — 2.3%
15,000	Goldman Sachs Group Inc.	1,895,550
30,000	Merrill Lynch & Co. Inc.	1,942,200

	Total Capital Markets	3,837,750

Commercial Banks — 3.1%
50,000	Bank of America Corp.	2,187,000
50,000	Wells Fargo & Co.	3,010,000

	Total Commercial Banks	5,197,000

Diversified Financial Services — 1.1%
50,000	JPMorgan Chase & Co.	1,831,000

Insurance — 4.3%
75	Berkshire Hathaway Inc., Class A Shares*	6,442,500
12,000	Lincoln National Corp.	607,320

	Total Insurance	7,049,820

Real Estate — 0.7%
30,000	Forest City Enterprises Inc., Class A Shares	1,106,700

	TOTAL FINANCIALS	19,022,270

HEALTH CARE — 9.5%
Biotechnology — 1.7%
36,975	Amgen Inc.*	2,801,226

Health Care Equipment & Supplies — 2.5%
20,000	IDEXX Laboratories Inc.*	1,402,600
47,433	Medtronic Inc.	2,687,553

	Total Health Care Equipment & Supplies	4,090,153

See Notes to Financial Statements.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      13

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 5.3%
62,574	Johnson & Johnson	$3,918,384
100,000	Pfizer Inc.	2,174,000
30,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,143,600
35,000	Wyeth	1,559,600

	Total Pharmaceuticals	8,795,584

	TOTAL HEALTH CARE	15,686,963

INDUSTRIALS — 17.9%
Aerospace & Defense — 4.1%
40,000	Honeywell International Inc.	1,368,000
65,000	Raytheon Co.	2,401,750
60,000	United Technologies Corp.	3,076,800

	Total Aerospace & Defense	6,846,550

Air Freight & Logistics — 1.1%
24,000	United Parcel Service Inc., Class B Shares	1,750,560

Building Products — 0.5%
30,000	Masco Corp.	855,000

Commercial Services & Supplies — 2.0%
25,000	Pitney Bowes Inc.	1,052,000
75,000	Waste Management Inc.	2,213,250

	Total Commercial Services & Supplies	3,265,250

Electrical Equipment — 0.7%
50,000	American Power Conversion Corp.	1,069,500

Industrial Conglomerates — 8.6%
75,000	3M Co.	5,698,500
212,522	General Electric Co.	7,206,621
50,000	Tyco International Ltd.	1,319,500

	Total Industrial Conglomerates	14,224,621

Road & Rail — 0.9%
35,000	Florida East Coast Industries Inc.	1,525,650

	TOTAL INDUSTRIALS	29,537,131

INFORMATION TECHNOLOGY — 15.1%
Communications Equipment — 1.3%
120,000	Cisco Systems Inc.*	2,094,000

Computers & Peripherals — 4.7%
30,000	Avid Technology Inc.*	1,476,900
100,000	EMC Corp.*	1,396,000
75,000	Hewlett-Packard Co.	2,103,000
33,723	International Business Machines Corp.	2,761,239

	Total Computers & Peripherals	7,737,139

See Notes to Financial Statements.

14      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Internet Software & Services — 1.8%
2,000	Google Inc., Class A Shares*	$744,280
60,000	Yahoo! Inc.*	2,218,200

	Total Internet Software & Services	2,962,480

IT Services — 1.1%
40,000	Automatic Data Processing Inc.	1,866,400

Semiconductors & Semiconductor Equipment — 2.0%
40,000	Freescale Semiconductor Inc., Class B Shares*	955,200
103,000	Intel Corp.	2,420,500

	Total Semiconductors & Semiconductor Equipment	3,375,700

Software — 4.2%
271,294	Microsoft Corp.	6,972,256

	TOTAL INFORMATION TECHNOLOGY	25,007,975

MATERIALS — 4.6%
Chemicals — 2.9%
30,000	Dow Chemical Co.	1,375,800
45,000	E.I. du Pont de Nemours & Co.	1,876,050
25,000	PPG Industries Inc.	1,499,250

	Total Chemicals	4,751,100

Metals & Mining — 1.7%
35,000	Alcoa Inc.	850,150
30,000	Newmont Mining Corp.	1,278,000
5,000	Rio Tinto PLC, Sponsored ADR	763,100

	Total Metals & Mining	2,891,250

	TOTAL MATERIALS	7,642,350

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $151,190,480)	156,739,701

See Notes to Financial Statements.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      15

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 5.3%
Repurchase Agreement — 5.3%
$ 8,736,000	Interest in $542,622,000 joint tri-party repurchase
	agreement dated 10/31/05 with Greenwich Capital
	Markets Inc., 4.020% due 11/1/05, Proceeds at
	maturity — $8,736,976; (Fully collateralized by
	various U.S. Treasury obligations, 1.500% to 6.250%
	due 3/31/06 to 5/15/30; Market value — $8,910,789)
	(Cost — $8,736,000)	$8,736,000

	TOTAL INVESTMENTS — 100.1%
	(Cost — $159,926,480#)	165,475,701
	Liabilities in Excess of Other Assets — (0.1)%	(185,545)

	TOTAL NET ASSETS — 100.0%	$165,290,156

* Non-income producing security.
# Aggregate cost for federal income tax purposes is $159,987,226.

  Abbreviations used in this schedule:
  ADR — American Depositary Receipt
  SPDR — Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

16      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $159,926,480)	$165,475,701
Cash	883
Receivable for securities sold	122,008
Dividends and interest receivable	56,026
Receivable for Fund shares sold	1,543
Prepaid expenses	20,345

Total Assets	165,676,506

LIABILITIES:
Payable for Fund shares repurchased	96,034
Management fee payable	60,837
Transfer agent fees payable	50,901
Distribution fees payable	40,441
Trustees’ fees payable	3,529
Accrued expenses	134,608

Total Liabilities	386,350

Total Net Assets	$165,290,156

NET ASSETS:
Par value (Note 6)	$123
Paid-in capital in excess of par value	219,967,635
Undistributed net investment income	433,542
Accumulated net realized loss on investments and foreign
currency transactions	(60,660,365)
Net unrealized appreciation on investments	5,549,221

Total Net Assets	$165,290,156

Shares Outstanding:
Class A	11,615,543

Class B	660,744

Class C	24,742

Net Asset Value:
Class A (and redemption price)	$13.47

Class B*	$12.88

Class C*	$13.49

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$14.18	**

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      17

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Dividends	$3,165,883
Interest	298,326
Less: Foreign taxes withheld	(1,927)

Total Investment Income	3,462,282

EXPENSES:
Management fee (Note 2)	1,608,774
Distribution fees (Note 4)	527,488
Transfer agent fees (Notes 2 and 4)	213,104
Shareholder reports (Note 4)	68,805
Custody and fund accounting fees	56,006
Legal fees	52,762
Registration fees	45,567
Audit and tax	30,500
Trustees’ fees	12,749
Insurance	905
Miscellaneous expenses	7,789

Total Expenses	2,624,449
Less: Management fee waiver (Note 2)	(648,291)

Net Expenses	1,976,158

Net Investment Income	1,486,124

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	(8,794,079)
Foreign currency transactions	14

Net Realized Loss	(8,794,065)

Change in Net Unrealized Appreciation/Depreciation from Investments	8,096,139

Net Loss on Investments and Foreign Currency Transactions	(697,926)

Increase in Net Assets From Operations	$788,198

See Notes to Financial Statements.

18      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004

OPERATIONS:
Net investment income	$1,486,124	$88,928
Net realized loss	(8,794,065)	(6,951,660)
Change in net unrealized appreciation/depreciation	8,096,139	5,729,575

Increase (Decrease) in Net Assets From Operations	788,198	(1,133,157)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,140,569)	(485,566)

Decrease in Net Assets From Distributions to Shareholders	(1,140,569)	(485,566)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,306,959	4,946,058
Reinvestment of distributions	1,115,809	477,297
Cost of shares repurchased	(30,433,531)	(25,382,567)

Decrease in Net Assets From Fund Share Transactions	(27,010,763)	(19,959,212)

Decrease in Net Assets	(27,363,134)	(21,577,935)
NET ASSETS:
Beginning of year	192,653,290	214,231,225

End of year*	$165,290,156	$192,653,290

* Includes undistributed net investment income of:	$433,542	$87,972

See Notes to Financial Statements.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares	2005 (1)	2004 (1)	2003 (1)	2002	2001

Net Asset Value, Beginning of Year	$13.51	$13.63	$11.78	$14.26	$21.91

Income (Loss) From Operations:
Net investment income (loss)	0.12	0.01	0.03	0.01	(0.02)
Net realized and unrealized gain (loss)	(0.07)	(0.10)	1.82	(2.49)	(5.85)

Total Income (Loss) From Operations	0.05	(0.09)	1.85	(2.48)	(5.87)

Less Distributions From:
Net investment income	(0.09)	(0.03)	(0.00)(2)	—	—
Net realized gains	—	—	—	—	(1.78)

Total Distributions	(0.09)	(0.03)	(0.00)(2)	—	(1.78)

Net Asset Value, End of Year	$13.47	$13.51	$13.63	$11.78	$14.26

Total Return(3)	0.31%	(0.65)%	15.74%	(17.39)%	(28.00)%

Net Assets, End of Year (000s)	$156,443	$181,843	$202,356	$188,539	$261,864

Ratios to Average Net Assets:
Gross expenses	1.40%	1.41%	1.36%	1.35%	1.29	%(6)
Net expenses(4)(5)	1.05	1.04	1.05	1.05	1.05	(6)
Net investment income (loss)	0.86	0.08	0.28	0.06	(0.12	)(6)

Portfolio Turnover Rate	111%	74%	20%	29%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.

(6)	Includes the Fund’s share of Large Cap Growth Portfolio allocated expenses for the period indicated.

See Notes to Financial Statements.

20      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares	2005 (1)	2004 (1)	2003 (1)	2002	2001

Net Asset Value, Beginning of Year	$12.94	$13.13	$11.43	$13.93	$21.61

Income (Loss) From Operations:
Net investment income (loss)	0.02	(0.09)	(0.06)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(0.08)	(0.10)	1.76	(2.40)	(5.75)

Total Income (Loss) From Operations	(0.06)	(0.19)	1.70	(2.50)	(5.90)

Less Distributions From:
Net realized gains	—	—	—	—	(1.78)

Total Distributions	—	—	—	—	(1.78)

Net Asset Value, End of Year	$12.88	$12.94	$13.13	$11.43	$13.93

Total Return(2)	(0.46)%	(1.45)%	14.87%	(17.95)%	(28.58)%

Net Assets, End of Year (000s)	$8,513	$10,310	$11,239	$10,366	$14,485

Ratios to Average Net Assets:
Gross expenses	2.22%	2.18%	2.11%	2.10%	2.04	%(5)
Net expenses(3)(4)	1.80	1.79	1.80	1.80	1.80	(5)
Net investment income (loss)	0.12	(0.67)	(0.47)	(0.69)	(0.87	)(5)

Portfolio Turnover Rate	111%	74%	20%	29%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.80%.

(5)	Includes the Fund’s share of the Large Cap Growth Portfolio allocated expenses for the period indicated.

See Notes to Financial Statements.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares(1)	2005 (2)	2004 (2)	2003 (2)	2002	2001

Net Asset Value, Beginning of Year	$13.54	$13.74	$11.96	$14.58	$22.51

Income (Loss) From Operations:
Net investment income (loss)	0.01	(0.09)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.06)	(0.11)	1.84	(2.56)	(6.06)

Total Income (Loss) From Operations	(0.05)	(0.20)	1.78	(2.62)	(6.15)

Less Distributions From:
Net realized gains	—	—	—	—	(1.78)

Total Distributions	—	—	—	—	(1.78)

Net Asset Value, End of Year	$13.49	$13.54	$13.74	$11.96	$14.58

Total Return(3)	(0.37)%	(1.46)%	14.88%	(17.97)%	(28.54)%

Net Assets, End of Year (000s)	$334	$500	$637	$537	$204

Ratios to Average Net Assets:
Gross expenses	2.19%	2.22%	2.11%	2.10%	2.04	%(6)
Net expenses(4)(5)	1.80	1.79	1.80	1.80	1.80	(6)
Net investment income (loss)	0.10	(0.65)	(0.46)	(0.66)	(0.88	)(6)

Portfolio Turnover Rate	111%	74%	20%	29%	29%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.80%.

(6)	Includes the Fund’s share of Large Cap Growth Portfolio allocated expenses for the period indicated.

See Notes to Financial Statements.

22      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies
The Smith Barney Diversified Large Cap Growth Fund (the “Fund”), is a separate diversified series of Smith Barney Trust II (“Trust”), a Massachusetts business trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      23

Notes to Financial Statements (continued)

     (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

24      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

	Undistributed Net
	Investment	Accumulated Net
	Income	Realized Loss	Paid-in Capital

(a)	$ 1	$1	$(2)

(b)	14	(14)	—

(a)	Reclassifications are primarily due to rounding.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Management Agreement and Other Transactions with Affiliates
Smith Barney Fund Management LLC (“SBFM”), which for the period of the report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, was reduced from 0.90% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Investment Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.750%

Next $1 billion	0.725

Next $3 billion	0.700

Next $5 billion	0.675

Over $10 billion	0.650

     During the year ended October 31, 2005, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.05%, 1.80% and 1.80%, of the average daily net assets of each class, respectively, resulting in waived management fees of $648,291. These expense limitations can be terminated at any time by SBFM.

     Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2005, the Fund paid transfer agent fees of $154,771 to CTB.

     In addition, for the year ended October 31, 2005, the Fund also paid $7,252 to other Citigroup affiliates for Shareholder recordkeeping services.

     Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

     There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      25

Notes to Financial Statements (continued)

purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the year ended October 31, 2005, CGM and its affiliates received sales charges of approximately $15,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$7,000	$0*

* Amount represents less than $1,000.

     Certain officers and one Trustee of the Trust are employees of SBFM or its affiliates and do not receive compensation from the Trust.

     The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment under the Plan. The Fund’s allocable share of the liability at October 31, 2005 was $3,396.

3. Investments
During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$189,753,242

Sales	223,685,821

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,585,531
Gross unrealized depreciation	(5,097,056)

Net unrealized appreciation	$5,488,475

4. Class Specific Expenses
Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily

26      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

net assets of each respective class. For the year ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$427,755	$95,328	$4,405

For the year ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C

Transfer Agent Fees	$199,563	$13,246	$295

For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C

Shareholder Reports Expenses	$60,542	$7,720	$543

5. Distributions to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

Net Investment Income
Class A	$1,140,569	$485,566

Total	$1,140,569	$485,566

6. Shares of Beneficial Interest
At October 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

     Transactions in shares if each class were as follows:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	147,355	$2,004,573	300,949	$4,199,070
Shares issued on reinvestment	78,967	1,115,809	33,971	477,297
Shares repurchased	(2,073,422)	(28,197,261)	(1,714,223)	(23,717,963)

Net Decrease	(1,847,100)	$(25,076,879)	(1,379,303)	$(19,041,596)

Class B
Shares sold	16,523	$217,448	45,201	$605,685
Shares repurchased	(152,538)	(1,987,085)	(104,455)	(1,388,385)

Net Decrease	(136,015)	$(1,769,637)	(59,254)	$(782,700)

Class C
Shares sold	6,198	$84,938	10,208	$141,303
Shares repurchased	(18,407)	(249,185)	(19,612)	(276,219)

Net Decrease	(12,209)	$(164,247)	(9,404)	$(134,916)

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      27

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal year ended October 31 was as follows:

	2005	2004

Distributions paid from:
Ordinary Income	$1,140,569	$485,566

Total Distributions Paid	$1,140,569	$485,566

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$433,542

Total undistributed earnings	$433,542
Capital loss carryforward*	(60,599,619)
Net unrealized appreciation (a)	5,488,475

Total accumulated losses — net	$(54,677,602)

* As of October 31, 2005, the Fund had the following net capital loss carryforward remaining.

Year of Expiration	Amount

10/31/2009	$(15,233,879)
10/31/2010	(26,819,033)
10/31/2011	(6,330,611)
10/31/2012	(5,053,321)
10/31/2013	(7,162,775)

$(60,599,619)

These amounts will be available to offset any future taxable capital gains.

     (a) The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

8. Change in Independent Registered Public Accounting Firm (unaudited)
PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 22, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG.

     The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the two fiscal years in the period ended October 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two fiscal years in the period ended October 31, 2004 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years or period.

28      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

9. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      29

Notes to Financial Statements (continued)

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

10. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC based in Note 9 . The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*      *      *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the

30      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11. Other Matters
The Fund has received information concerning SBFM as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

12. Subsequent Events
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager which became effective on December 19, 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      31

Notes to Financial Statements (unaudited) (continued)

     Effective December 1, 2005, with respect to those fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

32      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Large Cap Growth Fund, a series of Smith Barney Trust II, as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2004 and the financial highlights for each of the years in the four-year period then ended October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Large Cap Growth Fund as of October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2005

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      33

Board Approval of Management Agreement (unaudited)

Background
The members of the Board of Smith Barney Diversified Large Cap Growth Fund (the “Fund”), a series of Smith Barney Trust II, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement
In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowl-

34      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

edge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large-cap core funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended March 31, 2005 was lower than the median. Management noted that there has been a change in the portfolio management team, effective April 2005, which was implemented in an attempt to improve the Fund’s results over time. Any potential impact of such changes were, therefore, not reflected in the Lipper materials.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and investment strategies and the actions taken by the Manager to improve performance.

Management Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      35

Board Approval of Management Agreement (unaudited)
(continued)

charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 16 retail front-end load funds (including the Fund) classified as “large-cap core funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and the Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was also below the median. The Board also took into account that the Manager had agreed to reduce the management fee and to institute fee breakpoints effective October 1, 2005. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current and proposed contractual fee.

     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had agreed to reduce the management fee and to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reason-

36      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

able means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information
On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      37

Board Approval of Management Agreement (unaudited)
(continued)

     At a meeting held on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason previously provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board, including at meetings held prior to the August 2005 meeting. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i)	the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii)	that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv)	that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v)	that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi)	that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality

38      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii)	that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(ix)	the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(x)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds including possible economies of scale and access to investment opportunities;

(xi)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv)	the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi)	that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvii)	that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the renewal of the current management agreement and its determination that information provided by CAM and Legg Mason management

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      39

Board Approval of Management Agreement (unaudited)
(continued)

prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     A condition to the closing of the Transaction required the new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. The Fund’s current management agreement terminated upon consummation of the Transaction. Prior to the closing of the Transaction, the Fund’s Board, at a meeting held on November 21, 2005, approved an interim management agreement for the Fund.

     In their deliberations concerning the interim management agreement and subadvisory agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with management of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim management agreement. However, the Board gave substantial weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

     In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund will have a term no longer than 150 days. The terms of the interim management agreement approved by the Board are the same as those of the Fund’s current management agreement, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees will be held in escrow and not paid to the Manager until shareholders approve the New Management Agreement. If shareholders do not approve the New Management Agreement, the management fees held in escrow will be disbursed in accordance with applicable law.

40      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Smith Barney Diversified Large Cap Growth Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since 2001	Executive Vice President and	37	Board Member,
c/o R. Jay Gerken			Chief Operations Officer,		American Identity
Citigroup Asset			DigiGym Systems (on-line		Corp. (doing
Management (“CAM”)			personal training systems)		business as
399 Park Avenue			(since 2001); Consultant,		Morpheus
New York, NY 10022			Catalyst (consulting) (since		Technologies)
Birth Year: 1943			1984); Chief Executive		(biometric
			Officer, Motocity USA		information
			(motorsport racing) (since		management) (since)
			2004)		2001); Director,
Lapoint Industries
(industrial filter
company) (since
2002); Director,
Alzheimer’s
Association (New
England Chapter)
(since 1998)

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      41

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	37	Director,
c/o R. Jay Gerken			(engineering) (since 1999);		Temple-Inland
CAM			former Chief Executive Officer,		(forest products)
399 Park Avenue			Radian International L.L.C.		(since 2003);
New York, NY 10022			(engineering) (from 1996 to		Director,
Birth Year: 1937			1998); Member of the		American Electric
			Management Committee,		Power Co. (electric)
			Signature Science		utility) (since 1999);
			(research and development)		Director, National
			(since 2000)		Instruments Corp.
(technology)
(since 1994);
former Director,
Valcro Energy
(petroleum refining)
(from 1999 to 2003)

A. Benton Cocanougher	Trustee	Since 2001	Dean Emeritus and Professor,	37	None
c/o R. Jay Gerken			Texas A&M University (since
CAM			2004); former Interim
399 Park Avenue			Chancellor, Texas A&M
New York, NY 10022			University System (from 2003
Birth Year: 1938			to 2004); former Special
Advisor to the President,
Texas A&M University (from
2002 to 2003); former Dean
Emeritus and Wiley Professor,
Texas A&M University (from
2001 to 2002); former Dean
and Professor of Marketing,
College and Graduate School
of Business of Texas A&M
University (from 1987
to 2001)

42      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of	37	Former President
c/o R. Jay Gerken			William & Mary (since 2002);		and Director, Delta
CAM			Principal/Member, Balvan		Financial, Inc.
399 Park Avenue			Partners (investment		(investment advisory
New York, NY 10022			management) (since 2002);		firm) (from 1983
Birth Year: 1943			Chairman, Chief Executive		to 1999)
Officer and Owner, Vantage
Consulting Group, Inc.
(investment advisory and
consulting firm) (since 1998);
former Vice Chairman and
Chief Operating Officer,
Lindner Asset Management
Company (mutual fund
company) (from 1988 to 2001);
former General Partner and
Shareholder, Greenwich
Ventures, L.L.C. (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
Owner, Phoenix Trading Co.
(commodity trading advisory
firm) (from 1997 to 2000)

Stephen Randolph Gross	Trustee	Since 2001	Chairman, HLB Gross Collins,	37	Director, Andersen
c/o R. Jay Gerken			PC (accounting and consulting		Calhoun (assisted
CAM			firm) (since 1979); Treasurer,		living) (since 1987);
399 Park Avenue			Coventry Limited, Inc. (Senior		former Director, Yu
New York, NY 10022			Living Facilities) (since 1985);		Save, Inc. (internet
Birth Year: 1947			former Managing Director,		company) (from 1998
			Fountainhead Ventures, L.L.C.		to 2000); former
			(technology accelerator)		Director, Hotpalm.com,
			(from 1998 to 2003); former		Inc. (wireless
			Treasurer, Hank Aaron		applications) (from
			Enterprises (fast food		1998 to 2000); former
			franchise) (from 1985 to		Director, United
			2001); former Partner, Capital		Telesis, Inc.
			investment Advisory		(telecommunications)
			Partners (leverage buyout		(from 1997 to 2002);
			consulting) (from 2000 to		former Director,
			2002); former Secretary,		ebank.com, Inc.
			Carint N.A. (manufacturing)		(from 1997 to 2004)
(from 1998 to 2002)

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      43

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	37	None
c/o R. Jay Gerken			(since 1993)
CAM
399 Park Avenue
New York, NY 10022
Birth Year: 1940

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	37	Chairperson and
c/o R. Jay Gerken			Management Advisors,		Independent Board
CAM			LLC (investment consulting)		Member of Eclipse
399 Park Avenue			(since 1990)		Fund, Inc. and Eclipse
New York, NY10022					Funds (which trade
Birth Year: 1951					as Mainstay Funds)
(currently supervises
16 investment
companies in the
fund complex)

Alan G. Merten	Trustee	Since 2001	President, George Mason	37	Director, Xybernaut
c/o R. Jay Gerken			University (since 1996)		Corporation
CAM					(information
399 Park Avenue					technology)
New York, NY 10022					(since 2004); Director,
Birth Year: 1941					Digital Net Holdings,
Inc. (since 2003);
Director, Comshare,
Inc. (information
technology) (from
1985 to 2003)

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	37	None
c/o R. Jay Gerken			University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984)
Birth Year: 1942

44      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA**	Chairman,	Since 2002	Managing Director of	171	N/A
CAM	President,		CAM (since 1996);
399 Park Avenue	and Chief		Chairman, President, and
Mezzanine	Executive		Chief Executive Officer of
New York, NY 10022	Officer		Smith Barney Fund
Birth Year: 1951			Management LLC (“SBFM”),
Travelers Investment
Advisers, Inc. (“TIA”) and
Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated with
CAM; Formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000)’
Chairman, President and
Chief Executive Officer of
Travelers Investment Adviser,
Inc. (“TIA”) (from 2002
to 2005)

Officers:
Andrew B. Shoup	Senior	Since 2003	Director of CAM; Senior Vice	N/A	N/A
CAM	Vice		President and Chief
125 Broad Street	President		Administrative Officer of
11th Floor	and		mutual funds associated with
New York, NY 10004	Chief		CAM; Chief Financial Officer
Birth Year: 1956	Adminis-		and Treasurer of certain mutual
	trative		funds associated with CAM;
	Officer		Head of International Funds
Administration of CAM (from
2001 to 2003); Director of
Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM

Frances M. Guggino	Chief	Since 2004	Director of CAM;	N/A	N/A
CAM	Financial		Chief Financial Officer and
125 Broad Street	Officer		Treasurer of certain mutual
10th Floor	and		funds associated with
New York, NY 10004	Treasurer		CAM; Controller of
Birth Year: 1957			certain mutual funds
	Controller	2002-2004	associated with CAM

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      45

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	5 Years	Trustee	Trustee

Officers:
Andrew Beagley	Chief	Since 2002	Director of CAM (since 2000);	N/A	N/A
CAM	Anti-		Director of Compliance, North
399 Park Avenue	Money		America, CAM (since 2000);
4th Floor	Laundring		Chief Anti-Money Laundering
New York, NY 10022	Compliance		Compliance Officer, Chief
Birth Year: 1962	Officer		Compliance Officer and Vice
President of certain mutual
	Chief	Since 2004	funds associated with CAM;
	Compliance		Director of Compliance, Europe,
	Officer		the Middle East and Africa,
CAM (from 1999 to 2000); Chief
Compliance Officer, SBFM
and CFM; Formerly Chief
Compliance Officer of TIA
(from 2002 to 2005)

Wendy S. Setnicka	Controller	Since 2004	Vice President of CAM (since	N/A	N/A
CAM			2003); Controller of certain
125 Broad Street			mutual funds associated with
10th Floor			CAM; Assistant Controller
New York, NY 10004			of CAM (from 2002 to 2004);
Birth Year: 1964			Accounting Manager of CAM
(from 1998 to 2002)

Robert I. Frenkel	Secretary	Since 2003	Managing Director and	N/A	N/A
CAM	and Chief		General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM
Stamford, CT 06902	Officer		and its predecessor (since
Birth Year: 1954			1994); Secretary of certain
mutual funds associated
with CAM; Chief Legal
Officer of mutual funds
associated with CAM

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

46      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders
On October 21, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Election of Trustees[1]

Nominees:

Elliot J. Berv	390,185,282.078	17,007,145.913	0	0

Donald M. Carlton	390.309.164.112	16,883,263.879	0	0

A. Benton Cocanougher	390,216,296.988	16,976,131.003	0	0

Mark T. Finn	390,392,076.470	16,800,351.521	0	0

Stephen Randolph Gross	390,214,170.384	16,978,257.607	0	0

Diana R. Harrington	390,350,563.762	16,841,864.228	0	0

Susan B. Kerley	390,230,241.659	16,962,186.331	0	0

Alan G. Merten	390,331,665.182	16,860,762.809	0	0

R. Richardson Pettit	390,227,821.252	16,964,606.739	0	0

R. Jay Gerken	389,654,043.355	17,538,384.636	0	0

1      Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report      47

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005:

Record Date:	12/13/2004
Payable Date:	12/15/2004

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

48      Smith Barney Diversified Large Cap Growth Fund 2005 Annual Report

Smith Barney Diversified Large Cap Growth Fund

TRUSTEES	Wendy S. Setnicka
Elliott J. Berv	Controller
Donald M. Carlton
A. Benton Cocanougher	Robert I. Frenkel
Mark T. Finn	Secretary and Chief Legal Officer
R. Jay Gerken, CFA,
Chairman	INVESTMENT MANAGER
Stephen Randolph Gross	Smith Barney Fund
Diana R. Harrington	Management LLC
Susan B. Kerley
Alan G. Merten	DISTRIBUTORS
R. Richardson Pettit	Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
OFFICERS
R. Jay Gerken, CFA	CUSTODIAN
President and	State Street Bank
Chief Executive Officer	& Trust Company

Andrew B. Shoup	TRANSFER AGENT
Senior Vice President and	PFPC Inc.
Chief Administrative Officer	P.O. Box 9699
Providence, RI 02940-9699
Frances M. Guggino
Chief Financial Officer and	INDEPENDENT REGISTERED
Treasurer	PUBLIC ACCOUNTING FIRM
KPMG LLP
Harry D. Cohen	345 Park Avenue
Vice President and	New York, NY 10154
Investment Officer

Scott K. Glasser
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

This report is submitted for
the general information of
the shareholders of Smith
Barney Trust II — Smith
Barney Diversified Large Cap
Growth Fund, but it may also
be used as sales literature
when preceded or accompa-
nied by the current
Prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02662 12/05           05-9436

Smith Barney Trust II
Smith Barney Diversified Large Cap
Growth Fund

The Fund is a separate series of the Smith Barney Trust II, a Maryland corporation.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers LLP (“PWC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended October 31, 2005. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the "Reporting Periods") for professional services rendered by PWC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,500 in 2004 and $29,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of October 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Diversified Large Cap Growth Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2004 and $4,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 30, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PWC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Diversified Large Cap Growth Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 30, 2004 and for the year ended October 30, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Diversified Large Cap Growth Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Diversified Large Cap Growth Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PWC for services rendered to Smith Barney Diversified Large Cap Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Diversified Large Cap Growth Fund during the reporting period were $6.4 million and $2.7 million for the years ended October 31, 2004 and October 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Smith Barney Diversified Large Cap Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Diversified Large Cap Growth Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2004 and October 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Smith Barney Diversified Large Cap Growth Fund‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Diversified Large Cap Growth Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable. ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Trust II

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date:	January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date:	January 9, 2006

By:	/s/ Frances M. Guggino (Frances M. Guggino) Chief Financial Officer of Smith Barney Trust II

Date:	January 9, 2006